Other Receivable (Details) - USD ($) $ in Thousands		Dec. 31, 2017	Dec. 31, 2016
Other Receivable [Abstract]
Institutions		$ 56	$ 70
Prepaid expenses	[1]	225	277
Advances to suppliers		9	17
Other			2
Total		$ 290	$ 366

[1]	Such amount includes materials that were used to manufacture MUSE systems and MUSE systems which were used for testing, training, demonstrations and promotional activities aggregated to USD 177 thousand and USD 214 thousand as of December 31, 2017 and 2016, respectively. The amount is charged to profit or loss based on usage and presented within research and development expenses or selling and marketing expenses based on the usage nature.